                   OPPENHEIMER SENIOR FLOATING RATE FUND
                  Supplement dated November 16, 2004 to the
                     Prospectus dated September 27, 2004

1. This supplement amends the Prospectus of Oppenheimer Senior Floating Rate
Fund dated September 27, 2004.

2. The second paragraph of the section titled "Class A Early Withdrawal
Charge" beginning on page 40, under "How to Buy Shares" is deleted in its entirety and replaced with the following:

      The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more other than purchases by grandfathered retirement accounts.  For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million.  In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

PSO0291.021                                           November 16, 2004